Exhibit 99.1

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Citius Pharmaceuticals, Inc. (NASDAQ: CTXR) Corporate Update JUNE 2023

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE This presentation has been prepared by Citius Pharmaceuticals, Inc . (the “Company”) for informational purposes only and not for any other purpose . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company . This presentation does not purport to be all - inclusive or to contain all of the information you may desire . The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together . Information provided in this presentation speaks only as of the date hereof . The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances . This presentation also includes express and implied forward - looking statements regarding the current expectations, estimates, opinions and beliefs of the Company that are not historical facts . Such forward - looking statements may be identified by words such as “believes”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words . The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors beyond the Company’s control that may cause actual results to differ materially from what is presented herein . Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward looking statements . These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts . 2 FORWARD - LOOKING STATEMENTS

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 3 INVESTMENT HIGHLIGHTS Diversified Pipeline: Building a Biotech Platform • BLA Filed: LYMPHIR Ρ - purified reformulation of IL - 2 diphtheria toxin fusion protein for CTCL 1 • Phase 3: Mino - Lok ® - potential to be first and only FDA - approved product to salvage infected CVCs causing CLABSI • Phase 2b: Halo - Lido Rx - potential to be first and only FDA - approved Rx therapy for hemorrhoids • NC i - MSC Ρ : novel stem cell therapy for acute respiratory distress syndrome (ARDS) • Mino - Wrap: potential to be first and only FDA - approved product to prevent infections associated with post mastectomy breast implants 1 Attractive Multi - billion $ Global Market Opportunities • CTCL market est. $300 - $400+M with larger potential in PTCL and immuno - oncology (I/O) • CRBSI/CLABSI market est. >$1.8B worldwide • Rx hemorrhoid market est. >$2B US • ARDS market large with no approved therapies • Tissue expander infection prevention est. $400M worldwide 2 Multiple Anticipated Catalysts in 2023 • LYMPHIR Ρ PDUFA target decision date is July 28, 2023 • Mino - Lok Phase 3 trial completion • Halo - Lido Phase 2b trial completion 3 Healthy Financial Platform • $29.1 M cash as of 3/31/23 • Cash runway through May 2024 • $26.5 million invested by insiders 4 1 . LYMPHIR TM has been conditionally accepted by the U . S . Food and Drug Administration (FDA) as the proposed brand name for I/ONTAK (E 7777 ) .

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 4 MANAGEMENT TEAM WITH PROVEN TRACK RECORD LEONARD MAZUR CHAIRMAN, CEO & CO - FOUNDER JAIME BARTUSHAK EVP, CFO & CBO DR. MYRON CZUCZMAN EVP, CHIEF MEDICAL OFFICER MYRON HOLUBIAK VICE CHAIRMAN & CO - FOUNDER DR. ALAN LADER SVP , CLINICAL OPERATIONS JAY WADEKAR SVP , BUSINESS STRATEGY GARY TALARICO EVP, OPERATIONS KELLY CREIGHTON EVP, CMC CATHERINE KESSLER EVP, REGULATORY AFFAIRS NIK BURLEW EVP , QUALITY ASSURANCE

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 2023 MILESTONES & ANTICIPATED CATALYSTS • LYMPHIR Œ FDA target decision date (PDUFA): July 28, 2023 • Anticipated Mino - Lok Phase 3 trial completion • 85 of 92 required events achieved • Topline results of Halo - Lido Phase 2b trial • Enrollment completed April 2023 • Positive Phase 2b results reported • Financial/strategic transaction(s) to support pipeline development • Cash and equivalents of $29 million as of 3/31/23 • $15 million registered direct offering May 2023 • Cash runway through May 2024 • Working with financial advisors to advance LYMPHIR Œ spinoff 5

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MINO - LOK ® Phase 3 6

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 7 LATE - STAGE PRODUCT CANDIDATE: MINO - LOK ® First and Only antibiotic lock therapy under investigation to sterilize and salvage infected Central Venous Catheters (CVCs) CRBSI/CLABSI infections annually in the U.S.** ~500,000 Central Venus Catheters (CVCs) used annually in the U.S.* 7 Million CRBSI/CLABSI associated mortality & morbidity** 12 - 25% * Shah H., Bosch W., Hellinger W. C., Thompson K. M. (2013). Intravascular catheter - related bloodstream infection. Neurohospitalist 3, 144 – 151. doi : 10.1177/1941874413476043. ** Antoňáková Němčíková A, Bednárovská E. Catheter - related bloodstream infections: do we know all of it? Klin Onkol . 2017;30(6):405 – 411. doi : 10.14735/amko2017405. 4 Million Long - term CVCs (>1 month) in the U.S.

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 8 CURRENT STANDARD OF CARE IS A POOR OPTION • Limited availability of other vascular sites • Does not address need to maintain infusion therapy • Potential for complications • infectious, thrombotic and mechanical • 57% - 67% of patients experience adverse physical and psychological symptoms from catheter R&R* • High cost • ~$10K cost of R&R procedure • $4 6K - $65K cost of CRBSI/CLABSI episode * Chaftari , AM et al, . Unnecessary Removal of CVCs in Cancer Patients with CRBSI : Impact on Symptom Burden . Poster presentation at ID Week 2017 , Infectious Diseases Society of America (IDSA)Oct 04 - 08 , 2017 Multiple challenges to removing and replacing infected CVCs

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE POTENTIAL GOLD STANDARD IN CLABSI TREATMENT x Limited duration IV therapy x Limits disruption of infusion therapy x Ease of Administration • Locking a catheter is a well - known SOP • Procedure can be performed by any healthcare provider x Not flushed into the venous system x Lower cost alternative • Significantly < R&R 5 - 7 DAYS 9 Mino - Lok® addresses the complications, discomfort and cost of CVC removal and replacement

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 10 MINO - LOK ® PHASE 2B TRIAL RESULTS *1 polymicrobial patient had Gr+ and Gr – organism cultured; ** 6 patients had >1 complication; ***all 3 CVCs were removed within 1 month. Effective in salvaging CVCs in all patients treated with Mino - Lok ® Patients treated with Mino - Lok ® all had complete microbiologic eradication with no relapse No SAEs in patients treated with Mino - Lok ® Complication rate for Mino - Lok ® patients was 0% vs. 18% for control arm patients N % N % Patients 30 100% 60 100% Cancer Type - Hematologic 20 67% 48 80% - Solid tumor 10 33% 12 20% ICU Admission 4 13% 4 7% Mech. Ventilator 3 10% - 0% Bacteremia - Gram+ 17 57%* 32 53% - Gram - 14 47%* 28 47% Neutropenia (<500 ) 19 63% 36 60% Microbiologic Eradication 30 100% 60 100% - Relapse - 0% 3 5%*** Complications - 0% 8 13% SAEs related to R&R - 0% 6 10% Overall Complication Rate - 0% 11** 18% Parameter Mino-Lok Arm Control Arm 100% 100% 0% 0% Mino - Lok® demonstrated a strong safety and efficacy signal

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Multi - center, randomized, open label, blinded assessor, active control superiority study • Primary Endpoint: Comparison of Time to Catheter Failure Event (TOC = 6 weeks) • Interim Analyses: DMC recommended proceeding with trial without modification following 3 reviews • Participating clinical trial sites in the U.S. and India 11 MINO - LOK ® PHASE 3 PIVOTAL TRIAL UNDERWAY ACTIVE ARM: Mino - Lok® Solution CONTROL ARM: Antibiotic Lock + standard of care antibiotic (site specific) Patients with catheter - related blood stream infections (CRBSI) randomized *~90+% failure events achieved to date Trial Completion upon 92 catheter failure events* 6 weeks

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE IP & REGULATORY PROTECTIONS Qualified Infectious Disease Product (US) • Priority Review reduces NDA review time from 12 to 6 months • Additional 5 years of market exclusivity upon approval, combined with Hatch - Waxman Fast Track Designation (US) • Expedites review of drugs which treat a serious or life - threatening condition and fills an unmet medical need • Rolling review allows for completed sections of the New Drug Application (NDA) to be submitted when ready Supplementary Protection Certificate (EU) • Extends patent protection up to 5 years 12 Robust intellectual property portfolio with protection through 2036

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE LYMPHIR Œ (I/ONTAK, E7777) BLA Filed 13

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE LYMPHIR Œ LICENSING AND FDA PATHWAY Q3 2021: Citius Acquired the Exclusive License to Eisai’s E7777 in all Markets Except Japan and Parts of Asia from Dr. Reddy’s Q4 2021: E7777 Phase 3 Clinical Trial Completed (December) Q3 2021 Q3 2023 Q4 2021 Q3 2022 Q3 2022: Citius Filed BLA for New Formulation (E7777) in September Q3 2023: PDUFA 7/28/23 • September 2021 Citius acquired the exclusive license to Eisai’s E7777 (LYMPHIR Ρ ) • December 2021 Phase 3 clinical trial completed • September 2022 Citius submitted a BLA for E7777 (LYMPHIR Ρ ) • July 2023 FDA target decision date (PDUFA) set 14

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE WHAT IS CUTANEOUS T - CELL LYMPHOMA (CTCL)? Plaque Stage Tumor Stage Considered to be incurable, CTCL is a general term for T - cell lymphoma that involve the skin, but may also involve the blood, lymph nodes, and internal organs CTCL accounts for approximately 4% of all non - Hodgkin lymphoma (NHL)* More prevalent in men than women and usually appears in patients in their 50s and 60s 60% 5% 37% Mycosis Fungoides Sezary Syndrome Other CTCL Source: Company estimates. 15

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE WHY LYMPHIR Œ ? Reformulated oncology asset with an attractive near - term revenue opportunity 16 Improved formulation of previously FDA - approved drug (ONTAK); marketed 1999 - 2014 Developed for the treatment of cutaneous T - cell lymphoma (CTCL) Market dynamics support new entrant Orphan indication with market estimated at $300 - $400+M Clinical trial data consistent with prior formulation Phase 3 trial completed 12/2021 FDA target decision date (PDUFA) July 28, 2023 BLA accepted for filing 11/2022 Supports targeted launch strategy Concentrated prescriber base Potential marketing exclusivity and complex manufacturing process Multi - layered market protections 2 investigator - initiated trials in I/O underway Upside potential in PTCL and immuno - oncology (I/O)

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE DIFFERENTIATED MECHANISM OF ACTION (MOA) LYMPHIR Œ ’s differentiated mechanism of action supports two therapeutic effects Targets Malignant Cells • Binds to IL - 2 receptors to deliver diphtheria toxin, killing tumor cells directly Eliminates Immunosuppressive Tregs • Reduces number of Treg cells, subsequently enhancing anti - tumor immunity 17

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Brand Marketed By MOA CD30 antigen directed CCR4 targeted HDAC inhibitor COMPETITIVE LANDSCAPE LYMPHIR Ρ ( E7777 ) (denileukin diftitox) Differentiated MOA targets IL - 2 receptor Potential to be additive to market • Since CTCL treatments are non - curative and often have a limited duration of response and/or are discontinued early, patients are put on multiple alternate therapies • LYMPHIR Ρ ’s differentiated MOA reinforces rationale for inclusion among the current core therapeutic options in the U.S. market LYMPHIR Ρ expected to be included among core targeted systemic therapy options 18

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MARKET OPPORTUNITY • Estimated U.S. market size for LYMPHIR Ρ in CTCL is $300 - $400+ million • Key growth drivers expected to increase overall market size and facilitate market penetration • Evolving treatment paradigm; incremental therapeutic option for pre - treated patients • Historically, market growth has followed introduction of new therapeutics • Competitively priced Chemo / CHOP / Other Oral Systemic Bexarotene Intravenous LYMPHIR Ρ Adcetris Poteligeo Istodax Systemic CTCL Therapies EST. ADDRESSABLE MARKET $300 - $400+M 19

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 20 LYMPHIR Œ PHASE 3 TRIAL (STUDY 302): COMPLETED Pivotal, multicenter, open - label, single - arm study of LYMPHIR Œ in subjects with persistent or recurrent CTCL LEAD - IN STUDY n=21 MAIN STUDY n=71 Stage I - IV CTCL All subjects were diagnosed with Mycosis Fungoides or Sézary Syndrome, with tumors assessed as positive for expression of the CD25 subunit of the IL - 2 receptor Doses ranged from 6 to 15 µg/kg/day 9 μg /kg/day was selected for the Main Study • A total of 69 subjects with Stage I - III persistent or recurrent CTCL from the Lead - In and Main Studies were included in the Primary Efficacy Analysis Set

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE STUDY 302: PHASE 3 CLINICAL TRIAL RESULTS 1 . Primary Efficacy Analysis Set includes 69 Stage I - III CTCL subjects from the Lead - In Study and the Main Study who received a dose of 9 ug/kg/day of study drug . Two subjects were considered by the Independent Review Committee to have Stage IV CTCL and excluded from the Primary Efficacy Analysis Set . This dataset matches the patient population used for the ONTAK indication . 2 . Objective Response is Complete Response and Partial Response, according to the ISCL/EORTC Global Response Score (Olsen 2011 ) . According to the trial protocol, the treatment would be considered efficacious and demonstrate clinical benefit if the lower limit of the 2 - sided 95 % exact confidence interval (CI) of the observed ORR exceeds 25 . 0% , as determined by the Independent Review Committee (IRC) . In this study, the IRC determined the study achieved an ORR of 36 . 2% , 95 % confidence interval ( 25 . 0% , 48 . 7% ) ( 25 patients out of 69 ) . 95% CI (25%, 48.7%) 36.2% 4 49% Nearly half of patients on the trial experienced a complete response, partial response or durable stable disease Median number of prior therapies of patients participating in the study ORR (Objective Response Rate ) 1,2 LYMPHIR Œ demonstrated meaningful benefits for trial patients who had previously been treated 21

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MEANINGFUL RESPONSE IN CTCL PATIENTS 1 . In the Primary Efficacy Analysis set, 84 . 4% ( 54 / 64 ) of skin evaluable subjects had a decrease in skin tumor burden, with almost one - third of these subjects ( 32 . 8% , 21 / 64 ) having a ≥ 80 % maximum decrease in skin tumor burden from baseline . Complete clearing of skin disease (skin CR) was observed in 12 . 5% ( 8 / 64 ) subjects . 2 . The duration of response (DOR) was at least 6 months for 52 % of responders and at least 12 months for 20 % of responders ( 25 / 69 patients) . RAPID RESPONSE TIME 1.4 months Median number of months to response among patients who experienced clinical benefit DURABLE RESPONSE 6.5 months Median months of controlled disease among patients who responded to E7777 2 REDUCED SKIN BURDEN Reduction in skin tumor burden among evaluable patients, with ≥ 80% maximum reduction in skin tumor in ~1/3 of patients 1 84.4% More than half of responders in the trial had at least six months of improved or controlled disease 22

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE NO NEW SAFETY SIGNALS Low rate of Grade ≥3 capillary leak syndrome at 9µg 5.8% CAPILLARY LEAK SYNDROME 0.0% No Grade ≥3 loss in visual acuity observed during the trial VISUAL IMPAIRMENT 4.3% Limited infusion site reaction INFUSION REACTION 23 • No evidence of cumulative toxicity • Most patients experienced low g rade 1/2 treatment emergent adverse events (TEAEs) Overall, LYMPHIR Œ was well - tolerated with the use of pre - medications, close patient monitoring, and prompt initiation of supportive measures and drug management

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE OPPORTUNITIES FOR GROWTH 24 KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA. KYMRIAH® is a registered trademark of Novartis AG, Basel, Switzerland PTCL expanded indication potential Upside opportunity in immuno - oncology LYMPHIR Ρ in combination with anti - PD 1 pembrolizumab (KEYTRUDA®) in patients with recurrent or metastatic solid tumors (NCT05200559) Collaboration with the University of Pittsburgh LYMPHIR Ρ given prior to lymphodepletion (LD) chemotherapy and tisagenlecleucel (KYMRIAH®) CAR T - cell therapy for the treatment of relapsed/refractory diffuse large B - cell lymphoma (DLBCL) considered at a high risk for failure from KYMRIAH® alone (NCT04855253) Collaboration with the University of Minnesota • Eisai’s E7777 is already approved for the treatment of Peripheral T - Cell Lymphoma (PTCL) in Japan (Remitoro ®) • Would require clinical trial in U.S. designed as a single - arm pivotal study • Two investigator - initiated trials are underway to evaluate LYMPHIR Ρ for potential as an immuno - oncology combination therapy

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE HALO - LIDO Phase 2b Halobetasol/Lidocaine 25

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE • Based on the results of Phase 2 trial in 240 patients, CTXR elected to use highly potent steroid Halobetasol propionate (HBP), maintained Lidocaine HCl (LH) and developed 10 prototype formulations • A cream formulation containing novel excipient selected for Phase 2b study • Phase 2b enrollment completed April 2023 • 5 cohorts of 60 subjects each • Primary endpoint: reduction in hemorrhoidal symptoms • Subjects to self - report using proprietary mobile app • Positive Phase 2b results • CITI - 002 provides a meaningful reduction in symptom severity when compared to individual components alone • Dose for Phase 3 trial selected; Citius to schedule end of Phase 2 meeting with the FDA • Trial validates Patient Reported Outcome (PRO) instrument developed to support a pivotal Phase 3 study 26 HALO - LIDO: PHASE 2B TRIAL OVERVIEW Patients report symptoms of hemorrhoidal disease and 1/3 seek physician treatment 1 10+ MILLION 1. Source: https://www.mayoclinic.org/medical - professionals/digestive - diseases/news/hemorrhoidal - disease - diagnosis - and - management/m ac - 20430067 Potentially the first FDA - approved prescription product to treat hemorrhoids in the US

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE SUMMARY 27

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE WHY INVEST? WHY NOW? Multiple value - creating catalysts on the horizon 28 H ALO - L IDO Rx therapy for hemorrhoids M INO - L OK Salvage CVCs M INO - W RAP Prevent Infections associated with breast Implants post - mastectomy NC i - MSC Treat ARDS with i - MSCs LYMPHIR Ρ Treat CTCL, PTCL, I/O Halo - Lido Phase 2b trial initiated LYMPHIR Ρ BLA submission Halo - Lido Phase 2b trial completed Mino - Lok ® Phase 3 trial completion anticipated LYMPHIR Ρ PDUFA 7/28/23 2022 2023 Spinoff of standalone oncology company anticipated

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 29 FINANCIAL SUMMARY CURRENT CAP ITALIZATION (2) SHA R ES % OF FULLY DILUTED BASIC SHARES OUTSTANDING 158,857,798 72.3% WARRANTS 51,563,999 23.5% OPTIONS 9,400,171 4.3 % FULLY DILUTED SHARES OUTSTANDING 219,821,968 100% As of 3/31/23 unless otherwise noted. (1) Beneficial stock ownership as calculated under rules of the Securities Exchange Commission as filed with the Citius Def 14 A Proxy Statement in December 2022 and based on 158,857,798 shares outstanding as of May 10, 2023. (2) As of May 10, 2023, to give effect to the issuance of 12,500,001 shares of common stock and warrants to purchase 12,500,0 01 shares of common stock issued on May 8, 2023. PRINCIPAL INSIDER SHAREHOLDERS (1) LEONARD MAZUR 11.4 % MYRON HOLUBIAK 2.7 % Bandwidth to Execute • $29M cash & equivalents as of 3/31/23 • Runway through May 2024 • $26.5M invested by insiders